Exhibit 10.22

WORLD FUEL SERVICES AVIATION GROUP OF COMPANIES

FUEL SALES AGREEMENT

THIS FUEL SALES AGREEMENT (this “Agreement”), is made and entered into as of the 1st day of January, 2023 (“Effective Date”), by and between WORLD FUEL INTERNATIONAL SRL, on behalf of itself and as agent for each of its subsidiaries and affiliates set forth on each of the Location Schedules, which are attached hereto and incorporated herein, each such subsidiary or affiliate which contracts severally hereunder, (hereinafter called “Seller” or “World Fuel” or “WFS”) and FB Líneas Aéreas S.A. (“Buyer” or “Customer”), together also called “the Parties”.

WHEREBY THE PARTIES AGREE AS FOLLOWS:

1.
SCOPE

Subject to and in accordance with the conditions set forth in the World Fuel Services Aviation Group of Companies’ General Terms and Conditions located at https://www.wfscorp.com/wfscorp/docs/gtc-aviation.pdf, such terms which may be amended from time to time, which are incorporated herein by reference (hereinafter: “the General Terms and Conditions”), Seller agrees to sell and deliver or cause or arrange to be sold and delivered and Buyer agrees to purchase, receive and pay for Fuel, as defined herein, for consumption in Buyer’s Aircraft as set forth on each of the Location Schedules. In case of any discrepancy or conflict between a provision in this Agreement and the General Terms and Conditions, the Agreement shall prevail.

2.
CONTRACT PERIOD

This Agreement is effective for the duration specified at each location in the Location Schedule, unless terminated pursuant to the General Terms and Conditions.

3.
FUEL

Notwithstanding the provisions of Article 2 of the General Terms and Conditions, the Seller shall ensure the Fuel is not contaminated and that the quality of Fuel delivered to the Buyer at the point of delivery meets the requirements set out in the Location Schedule.

4.
POINT OF DELIVERY

Unless otherwise agreed in the respective Location Schedule, Fuel shall be delivered into Customer’s Aircraft according to the IATA Guidance Material on Standard Into-Plane Fuelling Procedures, latest edition for IATA level 1 service.

5.
DELIVERY

Notwithstanding the provisions of Article 2.4 of the General Terms and Conditions:

5.1.
Should the Fuel be delivered into Buyer’s Aircraft tanks (“into-plane delivery”), the following shall apply:
5.1.1.
Seller shall ensure Deliverer’s prompt refuelling of Buyer’s scheduled Aircraft and take all reasonable measures not to delay Buyer’s Aircraft’s departure. If Buyer’s scheduled Aircraft arrives ahead of its scheduled time of arrival, or late, or is operating a regular non-scheduled flight, Seller shall endeavour to promptly refuel the Buyer’s Aircraft.
5.1.2.
Title to and risk of loss of the Fuel shall pass to Buyer at the time the Fuel passes the inlet coupling of the receiving aircraft.

5.1.3.
Seller’s measurement shall be accepted as prima facie evidence of the quantities of Fuel delivered, but Buyer shall be entitled to check the accuracy of the instruments used by Seller upon reasonable notice during Seller’s normal operating hours in the presence of Seller’s representative. Determinations of quantities made in accordance with international industry practice shall be binding. At any given location where Seller or its Affiliates do not have the authority to grant a right to inspect or survey or take samples as set forth herein, Buyer's right to inspect or survey or take samples shall be subject to approval being obtained from the requisite controlling body or entity(ies). Seller shall use reasonable endeavors to assist in obtaining such approval.
5.1.4.
Upon Buyer’s request, Seller may provide the most current specific gravity or density measurement of Fuel from airport storage, or provide Buyer with appropriate devices to measure it at the Buyer’s Aircraft. Notwithstanding the foregoing, Buyer shall not hold Seller responsible for any claims and expense related to Seller providing the specific gravity or density measurement or such devices, except to the extent caused by Seller’s wilful misconduct or negligence.
5.1.5.
Deliveries shall be made in accordance with all applicable governmental laws and regulations, Seller’s/Deliverer’s standard quality control and operating procedures, including, if applicable in the fueling jurisdiction, in compliance with the relevant standards set out in the ICAO Doc 9977 and the requirements laid down by the airport governing authority. Furthermore, unless otherwise agreed, Seller or its Affiliated Company shall use or apply their standard quality control and operating procedures (as amended from time to time) or those of the delivering entities utilised by it for deliveries into Buyer’s Aircraft, provided however that failure to use or apply such procedures shall not be grounds for termination pursuant to Article 9.3.a) unless such failure is one affecting safety, environmental and/or quality control that has not been cured in the requisite time and which is sufficiently grievous as to amount to a material breach of the Agreement.
5.1.6.
Except as otherwise agreed in writing by Seller or its Deliverer, Seller or its Deliverer shall not be obligated to make delivery unless a representative of Buyer is present. Seller shall provide the number of copies of the Delivery Note as agreed with Buyer and as necessary pursuant to local requirements.
5.1.7.
Any Fuel sold or caused to be sold by Seller under this Agreement which is found to be Off- Specification Fuel or Contaminated Fuel may be rejected by Buyer, at Buyer’s sole discretion. Seller shall indemnify, defend and save harmless Buyer from and against any and all claims, demands, proceedings, damages and liabilities for loss of or damage to property or for death of or injury to any person and against all associated direct costs (including reasonable attorney’s fees) losses and expenses resulting from the use, storage or delivery into Buyer’s Aircraft of Seller’s Off-Specification Fuel or Contaminated Fuel, including the costs of replacement of all Fuel contaminated through commingling with Seller’s Off-Specification Fuel or Contaminated Fuel, except to the extent caused by Buyer’s negligence or wilful misconduct.
5.2.
Should the Fuel be delivered by the Seller into a fuel facility of an airline consortium or at another point of delivery, the following shall apply:
5.2.1.
Title to and risk of loss of the Fuel shall pass to Buyer at the point agreed between the parties.
5.2.2.
Any Fuel sold under the Agreement, which is found to be Off-Specification Fuel or Contaminated Fuel may be rejected by Buyer, at Buyer’s sole discretion. Seller shall indemnify, defend and save harmless Buyer from and against any and all claims, demands, proceedings, damages and liabilities for loss of or damage to property or for death of or injury to any person and against all associated direct costs (including reasonable attorney’s fees) losses and expenses resulting from the use or storage of Off- Specification Fuel or Contaminated Fuel, including the costs of replacement of all Fuel contaminated through commingling with Seller’s Off-Specification Fuel or Contaminated Fuel, except to the extent caused by Buyer’s negligence or wilful misconduct.

Sales hereunder are subject to World Fuel Services Aviation Group of Companies General Terms and Conditions located at

https://www.wfscorp.com/wfscorp/docs/gtc-aviation.pdf, such terms which may be amended from time to time (hereinafter the “General

Terms and Conditions”), which are incorporated herein by reference.

5.3.
Seller shall pro-actively take reasonable steps to keep informed, and will use its best endeavours to ensure that Buyer is notified as soon as practicable
a)
(and in any event within 24 hours of Seller’s knowledge) of any matter that could reasonably be expected to impact Seller’s ability to supply Buyer in accordance with the Agreement including (but not limited to) factors which are expected to lead to a change in Seller’s inventory levels in the airport storage (not being a change in inventory levels in the ordinary course of supply) or a likely disruption to supply at a Seller supplying terminal or where the Seller is unable to provide the Fuel due to inoperability of the delivery infrastructure or when there is a material change in a supply route operation including but not limited to refinery production, terminal operation or frequency of bridging deliveries; Seller will provide Buyer with relevant information regarding the matter and any Seller planned actions to minimise any impact on Buyer, and in the case of any disruption to supply, provide daily updates or relevant information in writing until the supply disruption is resolved.
b)
of any infrastructure works which the supplier may be aware of and which potentially may impact available supply to the Buyer.
6.
NOTICES

SELLER’s address:	BUYER’s address:

World Fuel International SRL	FB Líneas Aéreas S:A.
Parque Empresarial Forum 2	Avenida Del Libertador 6343, piso 2
Edificio N. Piso 4	Ciudad Autónoma de Buenos Aires
Santa Ana, San Jose Costa Rica
Attn: General Counsel	Attn: Andrés Baridon Brown

7.
LIABILITY

Except to the extent otherwise provided in the General Terms and Conditions or this Agreement, Seller shall indemnify, defend and save harmless Buyer from and against any and all claims, demands, proceedings, damages and liabilities for loss of or damage to property or for death of or injury to any person and against all associated direct costs (including reasonable attorney’s fees) losses and expenses, caused by the Seller’s performance of or omission to perform the Agreement, except to the extent caused by the negligence or wilful misconduct of Buyer

8.
TERMINATION
8.1.
In the event Seller withdraws its operation from or Buyer ceases its operation at the location mentioned in the Location Schedule for any reason, either party shall have the right to terminate this Agreement as to such location. Where the Seller is the terminating party, the Seller shall use its best endeavours to give three months’ notice of such termination. Where the Buyer is the terminating party, the Buyer shall use its best endeavours to give 30 (thirty) days’ notice of such termination.
8.2.
Notwithstanding the previous paragraph, the Buyer shall have the right to, at any time, voluntarily terminate this Agreement as to such location, without cause, without said circumstance creating any obligation to indemnify the Seller, by giving notice through sufficient means at least 30 (thirty) days prior to the effective termination date.
8.3.
A party may terminate this Agreement in whole or in part by means of a written notice to the other party without need of judicial recourse and with immediate effect:
a)
In case of a material breach (or a number of breaches that collectively constitute a material breach, including any continuous or persistent breaches) of this Agreement by the other party, but only insofar the other party has not cured its breach of the Agreement, if curable, within 10 (ten) days of receiving written notice of the default from the first party. During such 10-day period the non-breaching party may elect to suspend its performance of the Agreement.
b)
If the other party becomes insolvent, makes a general assignment for the benefit of its creditors or commits an act of bankruptcy or if a petition for its reorganisation or readjustment of its indebtedness is filed by or against it, or if a receiver, trustee or liquidation of all or substantially all of its property is appointed

Sales hereunder are subject to World Fuel Services Aviation Group of Companies General Terms and Conditions located at

https://www.wfscorp.com/wfscorp/docs/gtc-aviation.pdf, such terms which may be amended from time to time (hereinafter the “General

Terms and Conditions”), which are incorporated herein by reference.

9.
ENTIRE AGREEMENT

This Agreement and the General Terms and Conditions contain all agreements, arrangements and stipulations between the parties with respect to the supply of fuel for the Location Schedule specified herein and supersede all prior agreements, arrangements and stipulations with respect to the same subject. If there is a conflict between the terms of this Agreement and the General Terms and Conditions, the terms of this Agreement shall govern. In addition, this Agreement and the General Terms and Conditions shall supersede any additional, different or conflicting terms or conditions contained in any acknowledgment, invoice, purchase order or other document issued by either party hereafter or contemporaneous herewith.

10.
INSURANCE

Seller has effected and shall maintain during the Contract Period an aviation general third party liability insurance for a combined single limit of US$ 750.000.000 (Seven Hundred and Fifty Million United States Dollars) for each occurrence/each aircraft.

Seller shall, prior to the commencement of this Agreement and from time to time as Buyer reasonably requests, and as soon as practicable after each renewal date, furnish to Buyer certificates of insurance evidencing that the foregoing insurance are un full force and effect.

IN WITNESS WHEROF the undersigned parties, intending to be legally bound, have executed this Agreement in duplicate originals which is made effective as of the Effective Date above.

Signed for and on behalf of		Signed for and on behalf of

World Fuel International SRL		FB Líneas Aéreas S.A.

By:	/s/ Richard McMichael	By:	/s/ Cecilia Ramperti	/s/ Eduardo Gaspari
			Cecilia Ramperti	Eduardo Gaspari
Richard McMichael	Director		Attorney-in-fact	Attorney-in-fact
Printed Name and Title		Printed Name and Title

Sales hereunder are subject to World Fuel Services Aviation Group of Companies General Terms and Conditions located at

https://www.wfscorp.com/wfscorp/docs/gtc-aviation.pdf, such terms which may be amended from time to time (hereinafter the “General

Terms and Conditions”), which are incorporated herein by reference.

LOCATION SCHEDULE To AVIATION FUEL SALES AGREEMENT

BUYER:	FB LINEAS AEREAS S.A.
Contract Period :	January 01st, 2023 to December 31st, 2023
Reference:	Fuel Sales Agreement and General Terms & Conditions, signed January 1, 2023
Payment Terms:	07 days from invoice date
Payment Method:	Electronic
Invoicing Frequency:	Daily
Location:	Sao Paulo/Guarulhos International Airport (SBGR/GRU)
SELLER:	World Fuel International S.R.L.
Product:	Jet Fuel
Annual Volume:	140,000 US Gallons, 100%
Delivery Point:	Into Wing
Pricing Basis:	BraExGuaMon + $0.065 cpg
Term:	January 01st, 2023 to December 31st, 2023
Invoicing Currency:	USD

BUYER:	FB LINEAS AEREAS S.A.
Contract Period :	January 01st, 2023 to December 31st, 2023
Reference:	Fuel Sales Agreement and General Terms & Conditions, signed January 1, 2023
Payment Terms:	07 days from invoice date
Payment Method:	Electronic
Invoicing Frequency:	Daily
Location:	Rio de Janeiro/Galeao International Airport (SBGL/GIG)

Sales hereunder are subject to World Fuel Services Aviation Group of Companies General Terms and Conditions located at

https://www.wfscorp.com/wfscorp/docs/gtc-aviation.pdf, such terms which may be amended from time to time (hereinafter the “General

Terms and Conditions”), which are incorporated herein by reference.

SELLER:	World Fuel International S.R.L.
Product:	Jet Fuel
Annual Volume:	161,000 US Gallons, 100%
Delivery Point:	Into Wing
Pricing Basis:	BraExDuqMon + $0.08 cpg
Term:	January 01st, 2023 to December 31st, 2023
Invoicing Currency:	USD

Cost of Supply: If due to circumstances beyond its control, World Fuel’s cost of supplying Fuel or Services to Customer increases as a result of World Fuel being unable, or able only on commercially unreasonable terms, to obtain supplies of Fuel or Services from its normal sources and recognized routes for such supplies, then World Fuel may, upon written notice to Customer, increase the price payable at an affected delivery location, by the addition of a surcharge to reflect such increase in cost.

FB LINEAS AEREAS S.A.			WORLD FUEL INTERNATIONAL SRL

Signed for and on behalf of			Signed for and on behalf of, on behalf of itself and as agent for each of its subsidiaries and affiliates listed herein

By:	/s/ Cecilia Ramperti	/s/ Eduardo Gaspari	By:	/s/ Richard McMichael
	Cecilia Ramperti	Eduardo Gaspari
	Attorney-in-fact	Attorney-in-fact	Richard McMichael Director
Printed Name and Title			Printed Name and Title

Sales hereunder are subject to World Fuel Services Aviation Group of Companies General Terms and Conditions located at

https://www.wfscorp.com/wfscorp/docs/gtc-aviation.pdf, such terms which may be amended from time to time (hereinafter the “General

Terms and Conditions”), which are incorporated herein by reference.

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Registro de auditoría

Título	Aviation Fuel Supply - WFS 2023
Nombre de archivo	FB Lineas Aereas ...(Brasil) (1).docx
Identificación del documento	d1929fc5eefb29d602b4d59beed096c0b6935377
Formato de fecha del registro de auditoría	MM / DD / YYYY
Estado	● Firmado

Historial del documento

ENVIADO	**02 / 14 / 2023** 20:35:03 UTC	Enviado para su firma a Cecilia Ramperti (ceciliaramperti@flybondi.com) and Eduardo Gaspari (eduardogaspari@flybondi.com) por legal@flybondi.com IP: 200.41.231.186
VISUALIZADO	**02 / 14 / 2023** 20:42:17 UTC	Visualizado por Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 186.12.8.164
FIRMADO	**02 / 14 / 2023** 20:42:43 UTC	Firmado por Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 186.12.8.164
VISUALIZADO	**02 / 14 / 2023** 21:00:15 UTC	Visualizado por Cecilia Ramperti (ceciliaramperti@flybondi.com) IP: 181.170.232.251
FIRMADO	**02 / 14 / 2023** 21:01:02 UTC	Firmado por Cecilia Ramperti (ceciliaramperti@flybondi.com) IP: 181.170.232.251
COMPLETADO	**02 / 14 / 2023** 21:01:02 UTC	El documento se ha completado.

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Titulo Nombre de archivo ldentificaci6n del document to Formato de fecha del registro de auditoria Estado 01 / 11 / 2024 16:36:22 UTC 01 / 11 / 2024 17:19:50 UTC 01/11/2024 17:20:00 UTC 01 / 11 / 2024 17:21:44 UTC WFS - Location Schedules 2024 [EXE] LOCATION SCHEDULE .es (updated).docx f00f78bf41b8a7cde339cbd52d22e311f775310a MM/ DD /YYYY Firmado Enviado para su firma a Eduardo Gaspari (eduardogaspari@flybondi.com) and Agustfn Ojea Quintana (agustinojea@flybondi.com) par legal@flybondi.com IP: 200.41.231.186 Visualizado par Agustfn Ojea Quintana (agustinojea@flybondi.com) IP: 200.41.231.186 Firmado par Agustfn Ojea Quintana (agustinojea@flybondi.com) IP: 200.41.231.186 Visualizado par Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 200.41.231.186 historial del documentoTitulo Nombre de archivo ldentificaci6n del documento Formato de fecha del registro de auditoria Estado 01 / 11 / 2024 17:22:11 UTC 01 / 11 / 2024 17:22:11 UTC WFS - Location Schedules 2024 [EXE] LOCATION SCHEDULE ...es (updated).docx f00f78bf41b8a7cde339cbd52d22e311f775310a MM/ DD /YYYY Firmado Firmado par Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 200.41.231.186 El documento se ha completado.

LOCATION SCHEDULE

To

AVIATION FUEL SALES AGREEMENT

BUYER:	FB LINEAS AEREAS S.A.
Contract Period:	January 01st, 2024 to December 31st, 2024
Reference:	Fuel Sales Agreement and General Terms & Conditions, effective: December 17th, 2021 and signed: January 1st,2023
Payment Terms:	07 days from invoice date
Payment Method:	Electronic
Invoicing Frequency:	Daily
LOCATION:	Sao Paulo/Guarulhos International Airport (SBGR/GRU)
SELLER:	World Fuel International SRL
Product:	Jet Fuel
Annual Volume:	470,000 US Gallons, 100%
Delivery Point:	Into Wing
Pricing Basis:	BraExGuaMon + $0.095 cpg
Term:	January 01st, 2024 to December 31[s]t, 2024
Invoicing Currency:	USD

BUYER:	FB LINEAS AEREAS S.A.
Contract Period:	January 01st, 2024 to December 31st, 2024
Reference:	Fuel Sales Agreement and General Terms & Conditions, effective: December17th, 2021 and signed: January 1st, 2023
Payment Terms:	07 days from invoice date
Payment Method:	Electronic
Invoicing Frequency:	Daily
LOCATION:	Rio de Janeiro/Galeao International Airport (SBGL/GIG)
SELLER:	World Fuel International SRL
Product:	Jet Fuel
Annual Volume:	1,400,000 US Gallons, 100%
Delivery Point:	Into Wing

Pricing Basis:	BraExDuqMon + $0.105 cpg
Term:	January 01st, 2024 to December 31st, 2024
Invoicing Currency:	USO

BUYER:	FB LINEAS AEREASS.A.
Contract Period:	January 01st, 2024 to December 31st, 2024
Reference:	Fuel Sales Agreement and General Terms & Conditions, effective: December 17th, 2021 and signed: January 1st, 2023
Payment Terms:	07 days from invoice date
Payment Method:	Electronic
Invoicing Frequency:	Daily
LOCATION:	Florianopolis / Hercilio Luz International Airport (SBFL/FLN)
SELLER:	World Fuel International SRL
Product:	JetA Fuel
Annual Volume:	260,000 US Gallons, 100%
Delivery Point:	Into Wing
Pricing Basis:	BraExAraMon + $0.32 cpg
Term:	January 01st, 2024 to December 31st, 2024
Invoicing Currency:	USD

Signed for and on behalf of		Signed for and on behalf of

World Fuel International SRL		FB LÍNEAS AÉREAS S.A.

By:	/s/ Richard McMichael	By:	/s/ Eduardo E Gaspari	/s/ E. Agustin Ojea Quintana
			Eduardo E Gaspari	E. Agustin Ojea Quintana
Richard McMichael, Director			Attorney-in-fact	Attorney-in-fact
Printed Name and Title

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Título	WFS - Location Schedules 2024 [EXE]
Nombre de archivo	LOCATION SCHEDULE...es (updated).docx
Identificación del documento	f00f78bf41b8a7cde339cbd52d22e311f775310a
Formato de fecha del registro de auditoría	MM / DD / YYYY
Estado	• Firmado

Historial del documento

ENVIADO	**01 / 11 / 2024** 16:36:22 UTC	Enviado para su firma a Eduardo Gaspari (eduardogaspari@flybondi.com) and Agustín Ojea Quintana (agustinojea@flybondi.com) por legal@flybondi.com IP: 200.41.231.186
VISUALIZADO	**01 / 11 / 2024** 17:19:50 UTC	Visualizado por Agustín Ojea Quintana (agustinojea@flybondi.com) IP: 200.41.231.186
FIRMADO	**01 / 11 / 2024** 17:20:00 UTC	Firmado por Agustín Ojea Quintana (agustinojea@flybondi.com) IP: 200.41.231.186
VISUALIZADO	**01 / 11 / 2024** 17:21:44 UTC	Visualizado por Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 200.41.231.186

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Titulo Nombre de archivo ldentificaci6n del document to Formato de fecha del registro de auditoria Estado 01 / 11 / 2024 16:36:22 UTC 01 / 11 / 2024 17:19:50 UTC 01/11/2024 17:20:00 UTC 01 / 11 / 2024 17:21:44 UTC WFS - Location Schedules 2024 [EXE] LOCATION SCHEDULE .es (updated).docx f00f78bf41b8a7cde339cbd52d22e311f775310a MM/ DD /YYYY Firmado Enviado para su firma a Eduardo Gaspari (eduardogaspari@flybondi.com) and Agustfn Ojea Quintana (agustinojea@flybondi.com) par legal@flybondi.com IP: 200.41.231.186 Visualizado par Agustfn Ojea Quintana (agustinojea@flybondi.com) IP: 200.41.231.186 Firmado par Agustfn Ojea Quintana (agustinojea@flybondi.com) IP: 200.41.231.186 Visualizado par Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 200.41.231.186 historial del documento

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Registro de auditoría

Título	WFS - Location Schedules 2024 [EXE]
Nombre de archivo	LOCATION SCHEDULE...es (updated).docx
Identificación del documento	f00f78bf41b8a7cde339cbd52d22e311f775310a
Formato de fecha del registro de auditoría	MM / DD / YYYY
Estado	• Firmado

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FIRMADO	**01 / 11 / 2024** 17:22:11 UTC	Firmado por Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 200.41.231.186
COMPLETADO	**01 / 11 / 2024** 17:22:11 UTC	El documento se ha completado.

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Titulo Nombre de archivo ldentificaci6n del documento Formato de fecha del registro de auditoria Estado 01 / 11 / 2024 17:22:11 UTC 01 / 11 / 2024 17:22:11 UTC WFS - Location Schedules 2024 [EXE] LOCATION SCHEDULE ...es (updated).docx f00f78bf41b8a7cde339cbd52d22e311f775310a MM/ DD /YYYY Firmado Firmado par Eduardo Gaspari (eduardogaspari@flybondi.com) IP: 200.41.231.186 El documento se ha completado.